                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 1999

                          BOLT TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)

                         Commission File Number 0-10723

       CONNECTICUT                                            06-0773922
(State or other jurisdiction of                            (I.R.S. Employer
of incorporation)                                         Identification No.)

                                Four Duke Place
                             Norwalk, Connecticut                       06854
                  (Address of principal executive offices)            (Zip Code)


                                 (203) 853-0700
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)



                                      (1)
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Item 2. Acquisition or Disposition of Assets.

On April 20, 1999, Bolt Technology Corporation, (the "Company"), a Connecticut corporation, acquired A-G Geophysical Products, Inc. ("AG"). This acquisition was effected by the Company acquiring all of the outstanding stock of A-G from Albert H. Gerrans, Jr., Stephen Clay and Robert Bernard. A-G is a leading developer and manufacturer of patented underwater electrical connectors and cables, air gun signature hydrophones and pressure transducers for the marine seismic industry.

The aggregate consideration paid by the Company in respect of the acquisition described above was $13.6 million and consisted of $6.1 million of cash, 63,492 shares of the Company's common stock valued at $0.5 million and note to Mr. Gerrans for $7.0 million. The Company used its cash to fund the cash portion of the consideration.

The purchase price for shares of A-G capital stock was determined through arms' length negotiations between management of the Company on the one hand and A-G and A-G's stockholders on the other hand. Neither A-G nor its stockholders had any material relationship prior to acquisition with the Company, any affiliates of the Company, any director or officer of the Company or any associate of any such director or officer.

To effect the acquisition certain terms and financial covenants of the Company's unsecured line of credit with Fleet National Bank were modified.


Item 7. Financial Statements and Exhibits.

(a)  Financial Statements.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than July 5, 1999.

(b)  Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than July 5, 1999.

(c)  Exhibits.

2.1 Stock Purchase Agreement for the acquisition of A-G Geophysical Products, Inc. by Bolt Technology Corporation from Albert H. Gerrans, Jr., Stephen Clay and Robert Bernard dated as of April 20, 1999. Pursuant to Item 601(b) (2) of Regulation S-K, the Company agrees to furnish supplementary a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                      (2)
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Item 7. Financial Statements and Exhibits. (cont'd.)


4.1 Promissory Note dated April 20, 1999 between Bolt Technology Corporation and Albert H. Gerrans, Jr.

4.2 Pledge Agreement dated April 20, 1999 between Bolt Technology Corporation and Albert H. Gerrans, Jr.

4.3 Security Agreement dated April 20, 1999 between A-G Geophysical Products, Inc., Albert H. Gerrans, Jr. and Bolt Technology Corporation.

10.1 Modification to Commercial Revolving Loan and Security Agreement dated April 20, 1999 between Bolt Technology Corporation and Fleet National Bank.

10.2 Lease Agreement dated April 20, 1999 between Albert H. Gerrans, Jr. and Bolt Technology Corporation.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOLT TECHNOLOGY CORPORATION

                                    By:  /s/ Raymond M. Soto
                                         -------------------
                                             Raymond M. Soto
                                         Chairman and President



April 30, 1999



                                      (3)